UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 28, 2010

SEARCHLIGHT MINERALS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Searchlight Minerals Corp. (the “Company”) was held on December 28, 2010.  At the Annual Meeting, the stockholders voted on the following two proposals and cast their votes as follows:

Proposal 1: To elect two directors assigned to Class I of the Company’s Board of Directors.  The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company’s common stock present or represented by proxy and voting at the Annual Meeting, and were elected at the Annual Meeting for three year terms expiring at the 2013 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

Nominee	For	Against or Withheld	Abstained	Broker Non- Votes

Jordan M. Estra	43,885,517	175,185	0	36,178,509
Michael W. Conboy	43,902,192	158,510	0	36,178,509

Proposal 2: To ratify the appointment of Brown Armstrong Accountancy Corporation as the Company’s independent registered public accounting firm for the year ending December 31, 2010.  This proposal was approved with approximately 99.29% of the shares present or represented by proxy and voting at the Annual Meeting voting for the proposal and approximately 0.69% of the shares voting against the proposal or abstaining.

For	Against	Abstained	Broker Non- Votes

79,675,151	552,855	11,205	0

ITEM 7.01    REGULATION FD DISCLOSURE

PowerPoint Slideshow

The Company has created a PowerPoint Slideshow which provides an update regarding the status of the Company’s Clarkdale and Searchlight projects.  The PowerPoint Slideshow may be viewed on the Company’s website at searchlightminerals.com and is attached hereto as Exhibit 99.1.

The PowerPoint Slideshow attached hereto is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.  By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99.1.	PowerPoint Slideshow of Searchlight Minerals Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 29, 2010

SEARCHLIGHT MINERALS CORP.

By:	/s/ Martin B. Oring
Martin B. Oring
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	PowerPoint Slideshow of Searchlight Minerals Corp.